PLEASE FILE THIS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                         SUPPLEMENT WITH YOUR RECORDS.


        THE STRONG ADVISOR ENDEAVOR LARGE CAP FUND - CLASSES A, B, AND C THE STRONG ADVISOR INTERNATIONAL CORE FUND - CLASSES A, B, AND C

      Supplement to the Prospectus and Statement of Additional Information
                            dated September 27, 2001


Effective December 27, 2001, the Class L shares of the funds were deleted. Any information in the Prospectus and Statement of Additional Information describing the Class L shares of these funds is deleted.


       The date of this Prospectus and Statement of Additional Information
                        Supplement is December 28, 2001.